UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2011
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McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On and effective July 21, 2011, the Board of Directors (the “Board”) of McDonald’s Corporation (the “Company”), upon the recommendation of the Governance Committee of the Board, amended and restated the By-Laws of the Company (the “By-Laws”).  Among the changes to the By-Laws, the Board:

●
Eliminated Article III, Section 4, which, before these amendments, specified that directors could only be removed by the holders of 80% of the voting power of the Company’s stock outstanding and entitled to vote thereon.  The elimination of this provision conforms the By-Laws to recent amendments to the Company’s Certificate of Incorporation, which now provides that directors may be removed by the holders of a simple majority of the voting power of the Company’s stock outstanding and entitled to vote thereon.  The amendments also re-number former Sections 5 through 11 of Article III as Sections 4 through 10, respectively.

●	Amended Article II, Sections 2 and 11 to clarify that the chairman of a shareholders’ meeting may grant a recess of the meeting.

●
Amended Article II, Section 2 to clarify that the chairman of a shareholders’ meeting or the Board may adopt and enforce rules providing for the orderly conduct of a shareholders’ meeting, including the authority to adopt rules relating to shareholder attendance and question-and-answer sessions and the authority to fix the time allotted for agenda items.

●
Amended Article VI to add a new Section 13, which provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine.  New Article VI, Section 13 also provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Section 13.

●
Amended Article VII to reduce the Board vote required for By-Law amendments from directors comprising two-thirds of the total number of authorized directorships to directors comprising a simple majority of the total number of authorized directorships and to reduce the shareholder vote required for By-Law amendments from two-thirds to a simple majority of the voting power of the Company’s stock outstanding and entitled to vote thereon.

   The foregoing is a summary of the amendments made to the By-Laws.  This summary is qualified in its entirety by reference to the By-Laws, as amended and restated and filed as Exhibit 3(b), attached hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3(b)	By-Laws of McDonald's Corporation, as amended and restated with effect as of July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: July 26, 2011	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President -
Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
3(b)	By-Laws of McDonald's Corporation, as amended and restated with effect as of July 21, 2011.